Horizon Nasdaq-100 Defined Risk ETF
Schedule of Investments
August 31, 2025 (Unaudited)

PURCHASED OPTIONS - 100.2%(a)	Notional Amount	Contracts	Value
Call Options - 98.8%			$–
Invesco QQQ Trust Series 1 (b)(c)		–	$–
Expiration: 10/02/2025; Exercise Price: $3.00	$1,483,040	26	$1,473,106
Expiration: 10/23/2025; Exercise Price: $3.00	71,642,240	1,256	71,162,586
Total Call Options			72,635,692

Put Options - 1.4%			$–
Invesco QQQ Trust Series 1 (b)(c)		–	$–
Expiration: 10/23/2025; Exercise Price: $536.76	48,997,360	859	510,727
Expiration: 11/20/2025; Exercise Price: $548.23	24,470,160	429	477,996
Total Put Options			988,723
TOTAL PURCHASED OPTIONS (Cost $73,234,925)			73,624,415

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%		Shares	Value
First American Government Obligations Fund - Class X, 4.22%(d)		95,483	95,483
TOTAL MONEY MARKET FUNDS (Cost $95,483)			95,483

TOTAL INVESTMENTS - 100.3% (Cost $73,330,408)			73,719,898
Liabilities in Excess of Other Assets - (0.3)%			(208,700)
TOTAL NET ASSETS - 100.0%			$73,511,198
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

Horizon Nasdaq-100 Defined Risk ETF
Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.4)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)
Invesco QQQ Trust Series 1, Expiration: 09/04/2025; Exercise Price: $584.06 (b)(c)	$(36,676,720)	(643)	$(8,211)

Put Options - (0.4)%
Invesco QQQ Trust Series 1 (b)(c)		–	$–
Expiration: 10/23/2025; Exercise Price: $480.26	$(48,997,360)	(859)	(143,874)
Expiration: 11/20/2025; Exercise Price: $490.52	(24,470,160)	(429)	(161,733)
Total Put Options			(305,607)
TOTAL WRITTEN OPTIONS (Premiums received $473,472)			$(313,818)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Horizon Nasdaq-100 Defined Risk ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$73,624,415	$–	$73,624,415
Money Market Funds	95,483	–	–	95,483
Total Investments	$95,483	$73,624,415	$–	$73,719,898

Liabilities:
Investments:
Written Options	$–	$(313,818)	$–	$(313,818)
Total Investments	$–	$(313,818)	$–	$(313,818)

Refer to the Schedule of Investments for further disaggregation of investment categories.